IMPORTANT INFORMATION REGARDING A CHANGE TO THE INVESTMENT OBJECTIVE FOR ING PIMCO HIGH YIELD PORTFOLIO

ING INVESTORS TRUST

ING PIMCO High Yield Portfolio

(“Portfolio”)

Supplement dated November 5, 2013

to the Portfolio’s Adviser Class (“Class ADV”) Prospectus,

Service Class (“Class S”) Prospectus,

Institutional Class (“Class I”) Prospectus

and Service 2 Class (“Class S2”) Prospectus

each dated April 30, 2013; and

to the Portfolio’s

Class ADV Summary Prospectus,

 Class S Summary Prospectus,

Class I Summary Prospectus and

Class S2 Summary Prospectus,

each dated April 30, 2013

(each a “Prospectus” and collectively “Prospectuses”)

On October 22, 2013, a majority of the Portfolio’s Board of Trustees (“Board”) approved a change with respect to the Portfolio’s sub-adviser from Pacific Investment Management Company LLC (“PIMCO”) to ING Investment Management Co. LLC (“ING IM”) with related changes to the Portfolio’s name, investment objective and principal investment strategies. Effective as of the close of business on February 4, 2014, ING IM will begin managing the Portfolio. In conjunction with the change with respect to the Portfolio’s sub-adviser, Andrew Jessop will be replaced as portfolio manager for the Portfolio with Rick Cumberledge, Randall Parrish and Matthew Toms.

As of the close of business on February 4, 2014, the Portfolio’s Prospectuses are hereby revised as follows:

a.                                      All references to “ING PIMCO High Yield Portfolio” are hereby deleted and replaced with “ING High Yield Portfolio.”

b.                                      The Portfolio’s investment objective is hereby deleted and replaced with the following:

The Portfolio seeks to provide investors with a high level of current income and total return.

c.                                       The section entitled “Fees and Expenses of the Portfolio — Annual Portfolio Operating Expenses” of the Portfolio’s prospectuses is hereby deleted and replaced with the following:

Class ADV Prospectus:

Annual Portfolio Operating Expenses (1)

Expenses you pay each year as a % of the value of your investment

Class	ADV
Management Fee	0.49%
Distribution and/or Shareholder Service (12b-1) Fees	0.75%
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	1.25%
Waivers and Reimbursements (2)	(0.17)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.08%

(1)         The expense ratio has been adjusted to reflect contractual rates.

(2)         The adviser is contractually obligated to waive a portion of the management fee through May 1, 2016.  Based upon net assets as of August 31, 2013, the management fee waiver for the Portfolio would be an estimated (0.02%). There is no guarantee that the management fee waiver will continue after May 1, 2016. The management fee waiver will renew if the adviser elects to renew it. The distributor is contractually obligated to waive 0.15% of the distribution fee through May 1, 2015.  There is no guarantee that the distribution fee waiver will continue after May 1, 2015. The distribution fee waiver will renew if the distributor elects to renew it. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s Board.

The section entitled “Fees and Expenses of the Portfolio — Expense Example” of the Portfolio’s Prospectus is hereby deleted and replaced with the following:

Class	1 Yr	3 Yr	5 Yrs	10 Yrs
ADV	$110	378	668	1,494

Class I Prospectus:

Annual Portfolio Operating Expenses(1)

Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.49%
Distribution and/or Shareholder Service (12b-1) Fees	None
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.50%
Waivers and Reimbursements (2)	(0.02)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.48%

(1)         The expense ratio has been adjusted to reflect contractual rates.

(2)         The adviser is contractually obligated to waive a portion of the management fee through May 1, 2016.  Based upon net assets as of August 31, 2013, the management fee waiver for the Portfolio would be an estimated (0.02%). There is no guarantee that the management fee waiver will continue after May 1, 2016. The management fee waiver will renew if the adviser elects to renew it. Notwithstanding the foregoing, termination or modification of this obligation requires approval by the Portfolio’s Board.

The section entitled “Fees and Expenses of the Portfolio — Expense Example” of the Portfolio’s Prospectus is hereby deleted and replaced with the following:

Class	1 Yr	3 Yr	5 Yrs	10 Yrs
I	$49	156	276	624

Class S Prospectus:

Annual Portfolio Operating Expenses(1)

Expenses you pay each year as a % of the value of your investment

Class	S
Management Fee	0.49%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.75%
Waivers and Reimbursements (2)	(0.02)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.73%

(1)         The expense ratio has been adjusted to reflect contractual rates.

(2)         The adviser is contractually obligated to waive a portion of the management fee through May 1, 2016.  Based upon net assets as of August 31, 2013, the management fee waiver for the Portfolio would be an estimated (0.02%). There is no guarantee that the management fee waiver will continue after May 1, 2016. The management fee waiver will renew if the adviser elects to renew it. Notwithstanding the foregoing, termination or modification of this obligation requires approval by the Portfolio’s Board.

The table in the section entitled “Fees and Expenses of the Portfolio — Expense Example” of the Portfolio’s Prospectus is hereby deleted and replaced with the following:

Class	1 Yr	3 Yr	5 Yrs	10 Yrs
S	$75	236	413	926

Class S2 Prospectus:

Annual Portfolio Operating Expenses(1)

Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.49%
Distribution and/or Shareholder Service (12b-1) Fees	0.50%
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	1.00%
Waivers and Reimbursements (2)	(0.12)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.88%

(1)         The expense ratio has been adjusted to reflect contractual rates.

(2)         The adviser is contractually obligated to waive a portion of the management fee through May 1, 2016.  Based upon net assets as of August 31, 2013, the management fee waiver for the Portfolio would be an estimated (0.02%). There is no guarantee that the management fee waiver will continue after May 1, 2016. The management fee waiver will renew if the adviser elects to renew it. The distributor is contractually obligated to waive 0.10% of the distribution fee for Class S2 through May 1, 2015.  There is no guarantee that the distribution fee waiver will continue after May 1, 2015. The distribution fee waiver will renew if the distributor elects to renew it. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s Board.

The section entitled “Fees and Expenses of the Portfolio — Expense Example” of the Portfolio’s Prospectus is hereby deleted and replaced with the following:

Class	1 Yr	3 Yr	5 Yrs	10 Yrs
S2	$90	304	539	1,212

d.                                      The section entitled “Principal Investment Strategies” of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield (high risk) bonds commonly known as “junk bonds.” The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

High-yield bonds are debt securities that, at the time of purchase, are not rated by a nationally recognized statistical rating organization (“NRSRO”) or are rated below investment-grade (for example, rated below BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a NRSRO. The Portfolio defines high-yield bonds to include: bank loans; payment-in-kind securities; fixed and variable floating rate and deferred interest debt obligations; zero-coupon bonds and debt obligations provided they are unrated or rated below investment-grade. In evaluating the quality of a particular high-yield bond for investment by the Portfolio, the sub-adviser (“Sub-Adviser”) does not rely exclusively on ratings assigned by a NRSRO. The Sub-Adviser will utilize a security’s credit rating as simply one indication of an issuer’s creditworthiness and will principally rely upon its own analysis of any security. However, the Sub-Adviser does not have restrictions on the rating level of the securities in the Portfolio’s portfolio and may purchase and hold securities in default. There are no restrictions on the average maturity of the Portfolio or the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser’s assessment of interest rate trends and other economic or market factors.

Any remaining assets may be invested in investment-grade debt securities; common and preferred stocks; U.S. government securities; money market instruments; and debt securities of foreign issuers including securities of companies in emerging markets. The Portfolio may invest in derivatives, including, but not limited to structured debt obligations, dollar roll transactions and swap agreements, including credit default swaps. The Portfolio typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Portfolio. The Portfolio may invest in companies of any size.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

In choosing investments for the Portfolio, the Sub-Adviser combines extensive company and industry research with relative value analysis to identify high-yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market. The Sub-Adviser’s approach to decision making includes contributions from individual portfolio managers responsible for specific industry sectors.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

e.                                       The section entitled “Principal Risks” of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Call During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Company The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio pays a fee to protect against the risk that a security held by the Portfolio will default. As a seller of the swap, the Portfolio receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.

Currency To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

High-Yield Securities Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest in Loans The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Liquidity If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

U.S. Government Securities and Obligations U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

Zero-Coupon Bonds and Pay-in-Kind Securities Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Portfolio may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

f.                                        The section entitled “Performance Information — Average Annual Total Returns” of the Portfolio’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Class ADV Prospectus:

Average Annual Total Returns %

(for the periods ended December 31, 2012)

	1 Yr	5 Yrs	10 Yrs (or since inception)		Inception Date
Class ADV %	13.64	9.12	8.15		05/22/06
Barclays High Yield Bond-2% Issuer Constrained Composite Index(1),(2)%	15.78	10.45	9.36		—
BoA/ML U.S. High Yield Rated Index(1),(2)%	14.71	9.07	8.46	(3)	—
BoA/ML U.S. High Yield Constrained Index(1),(2)%	14.58	9.10	8.44	(3)	—
Class S (adjusted)%	13.66	9.14	8.07		05/03/04
Barclays High Yield Bond-2% Issuer Constrained Composite Index(1),(2)%	15.78	10.45	8.90		—
BoA/ML U.S. High Yield Rated Index(1),(2)%	14.71	9.07	8.09	(3)	—
BoA/ML U.S. High Yield Constrained Index(1),(2)%	14.58	9.10	8.01	(3)	—

(1)         The index returns do not reflect deductions for fees, expenses or taxes.

(2)         Beginning on February 5, 2014 the Portfolio changed its benchmark from the BoA/ML U.S. High Yield Constrained Index and BoA/ML U.S. High Yield Rated Index to the Barclays High Yield Bond-2% Issuer Constrained Composite Index because the Barclays Index is considered by the adviser to be a more appropriate benchmark, reflecting the type of securities in which the Portfolio invests.

(3)         Reflects index performance since the date closest to the Class’ inception for which data is available.

Class I Prospectus:

Average Annual Total Returns %

(for the periods ended December 31, 2012)

	1 Yr	5 Yrs	10 Yrs (or since inception)		Inception Date
Class I %	14.43	9.79	8.83		04/29/05
Barclays High Yield Bond-2% Issuer Constrained Composite Index(1),(2)%	15.78	10.45	9.19		—
BoA/ML U.S. High Yield Rated Index(1),(2)%	14.71	9.07	8.33	(3)	—
BoA/ML U.S. High Yield Constrained Index(1),(2)%	14.58	9.10	8.24	(3)	—
Class S %	14.04	9.50	8.43		05/03/04
Barclays High Yield Bond-2% Issuer Constrained Composite Index(1),(2)%	15.78	10.45	8.90		—
BoA/ML U.S. High Yield Rated Index(1),(2)%	14.71	9.07	8.09	(3)	—
BoA/ML U.S. High Yield Constrained Index(1),(2)%	14.58	9.10	8.01	(3)	—

(1)         The index returns do not reflect deductions for fees, expenses or taxes.

(2)         Beginning on February 5, 2014 the Portfolio changed its benchmark from the BoA/ML U.S. High Yield Constrained Index and BoA/ML U.S. High Yield Rated Index to the Barclays High Yield Bond-2% Issuer Constrained Composite Index because the Barclays Index is considered by the adviser to be a more appropriate benchmark, reflecting the type of securities in which the Portfolio invests.

(3)         Reflects index performance since the date closest to the Class’ inception for which data is available.

Class S Prospectus:

Average Annual Total Returns %

(for the periods ended December 31, 2012)

	1 Yr	5 Yrs	10 Yrs (or since inception)		Inception Date
Class S %	14.04	9.50	8.43		05/03/04
Barclays High Yield Bond-2% Issuer Constrained Composite Index(1),(2)%	15.78	10.45	8.90		—
BoA/ML U.S. High Yield Rated Index(1),(2)%	14.71	9.07	8.09	(3)	—
BoA/ML U.S. High Yield Constrained Index(1),(2)%	14.58	9.10	8.01	(3)	—

(1)         The index returns do not reflect deductions for fees, expenses or taxes.

(2)         Beginning on February 5, 2014 the Portfolio changed its benchmark from the BoA/ML U.S. High Yield Constrained Index and BoA/ML U.S. High Yield Rated Index to the Barclays High Yield Bond-2% Issuer Constrained Composite Index because the Barclays Index is considered by the adviser to be a more appropriate benchmark, reflecting the type of securities in which the Portfolio invests.

(3)         Reflects index performance since the data closest to the Class’ inception for which data is available.

Class S2 Prospectus:

Average Annual Total Returns %

(for the periods ended December 31, 2012)

	1 Yr	5 Yrs	10 Yrs (or since inception)		Inception Date
Class S2%	13.97	9.36	8.24		12/29/06
Barclays High Yield Bond-2% Issuer Constrained(1),(2)%	15.78	10.45	9.04		—
BoA/ML U.S. High Yield Rated Index(1),(2)%	14.71	9.07	7.98	(3)	—
BoA/ML U.S. High Yield Constrained Index(1),(2)%	14.58	9.10	8.09	(3)	—
Class S (adjusted)%	13.88	9.36	8.28		05/03/04
Barclays High Yield Bond-2% Issuer Constrained Composite Index(1),(2)%	15.78	10.45	8.90		—
BoA/ML U.S. High Yield Rated Index(1),(2)%	14.71	9.07	8.09	(3)	—
BoA/ML U.S. High Yield Constrained Index(1),(2)%	14.58	9.10	8.01	(3)	—

(1)         The index returns do not reflect deductions for fees, expenses or taxes.

(2)         Beginning on February 5, 2014 the Portfolio changed its benchmark from the BoA/ML U.S. High Yield Constrained Index and BoA/ML U.S. High Yield Rated Index to the Barclays High Yield Bond-2% Issuer Constrained Composite Index because the Barclays Index is considered by the adviser to be a more appropriate benchmark, reflecting the type of securities in which the Portfolio invests.

(3)         Reflects index performance since the data closest to the Class’ inception for which data is available.

g.                                       The section entitled “Portfolio Management” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Randall Parrish, CFA	Matthew Toms, CFA
Portfolio Manager (since 02/14)	Portfolio Manager (since 02/14)

Rick Cumberledge, CFA
Portfolio Manager (since 02/14)

h.                                      The subsection entitled “Management of the Portfolios — ING PIMCO High Yield Portfolio and ING PIMCO Total Return Bond Portfolio” of the Portfolio’s Prospectuses is hereby amended to remove all references to “ING PIMCO High Yield Portfolio.”

i.                                          The subsection entitled “Management of the Portfolios — ING Global Resources Portfolio, ING Large Cap Growth Portfolio, ING Large Cap Value Portfolio, ING Limited Maturity Bond Portfolio, and ING U.S. Stock Index Portfolio” of the Portfolio’s Prospectuses is hereby amended to add ING High Yield Portfolio and to add the following paragraphs:

The following individuals are jointly responsible for the day-to-day management of ING High Yield Portfolio.

Rick Cumberledge, CFA, Senior Portfolio Manager, joined ING IM in 2007. Prior to joining ING IM, Mr. Cumberledge worked at Federated Investors as a senior high yield credit analyst from 2001-2007. Previous experience includes positions with American Capital Strategies, Bank of America and Allied Capital.

Randall Parrish, CFA, serves as Senior Portfolio Manager and head of U.S. high-yield at ING IM. Before being named a portfolio manager in 2006, Mr. Parrish served as a high-yield analyst focused on the media and retail/consumer sectors. Prior to joining ING IM, Mr. Parrish was a corporate banker in leveraged finance with Sun Trust Bank and predecessors to Bank of America.

Matthew Toms, CFA, Portfolio Manager, joined ING IM in September, 2009 as Senior Vice President and Head of U.S. Public Fixed-Income Investments. In this role, Mr. Toms directly oversees the investment teams responsible for investment-grade corporate, high-yield corporate, structured product, and money market strategies for the general account as well as external client business; as well as ensures coordination of credit strategies across developed and emerging markets. Prior to joining ING IM, Mr. Toms was employed by Calamos Investments from March, 2007 to September, 2009, where he established and grew their fixed-income business. From May, 2000 to March, 2007, Mr. Toms was employed by Northern Trust and Lincoln National in various different roles.

Historical sub-adviser/name and strategies information:

Effective Date	Portfolio Name	Adviser
02/04/14	ING High Yield Portfolio*	ING Investment Management Co. LLC
Since Inception	ING PIMCO High Yield Portfolio	Pacific Investment Management Company LLC

*                 Name change, change in sub-adviser and change in investment objective and principal investment strategies. Performance prior to the effective date is attributable to the previous sub-adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING INVESTORS TRUST

ING PIMCO High Yield Portfolio

(“Portfolio”)

Supplement dated November 5, 2013

to the Portfolio’s Adviser Class (“Class ADV”),

Institutional Class (“Class I”), Service Class (“Class S”) and Service 2 Class (“Class S2”)

Statement of Additional Information (“SAI”)

dated April 30, 2013

On October 22, 2013, a majority of the Portfolio’s Board of Trustees (“Board”) approved a change with respect to the Portfolio’s sub-adviser from Pacific Investment Management Company LLC (“PIMCO”) to ING Investment Management Co. LLC (“ING IM”) with related changes to the Portfolio’s name, investment objective and principal investment strategies. Effective as of the close of business on February 4, 2014, ING IM will begin managing the Portfolio. In conjunction with the change to the Portfolio’s sub-adviser, Andrew Jessop will be replaced as portfolio manager for the Portfolio with Matthew Toms, Randall Parrish and Rick Cumberledge.

As of the close of business on February 4, 2014, the Portfolio’s SAI is hereby revised as follows:

a.                                      All references to “ING PIMCO High Yield Portfolio” are hereby deleted and replaced with “ING High Yield Portfolio.”

b.                                      All references to Andrew Jessop as portfolio manager for the Portfolio are hereby deleted.

c.                                       All references to “Pacific Investment Management Company LLC” and “PIMCO” serving as sub-adviser to the Portfolio are hereby deleted and replaced with “ING Investment Management Co. LLC” or “ING IM.”

d.                                      The following is added to the table in the subsection entitled “Portfolio Name Changes:”

Portfolio	Former Name	Date of Change
ING High Yield Portfolio	ING PIMCO High Yield Portfolio	February 4, 2014

e.                                       The third paragraph of the subsection entitled “Investments, Investment Strategies and Risks — Delayed Funding Loans and Revolving Credit Facilities” is revised as follows:

U.S. Stock Index Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments.

f.                                        The second sentence of the third paragraph of the subsection entitled “Investments, Investment Strategies and Risks — Forward Foreign Currency Exchange Contracts” is hereby deleted.

g.                                       The second paragraph of the section entitled “Temporary Defensive and Other Short-Term Positions” is hereby deleted.

h.                                      The subsection entitled “Non-Fundamental Investment Restrictions — ING PIMCO High Yield Portfolio” of the Portfolio’s SAI is hereby deleted in its entirety and replaced with the following:

ING High Yield Portfolio

The Portfolio:

1.              may, subject to the limitations on investment in other investment companies under the 1940 Act, make indirect foreign investments through other investment companies that have comparable investment objectives and policies as the Portfolio;

2.              may invest in guaranteed investment contracts, over-the-counter options, synthetic convertibles and repurchase agreements, subject to the Portfolio’s limitation on investment in illiquid securities measured at the time of purchase;

3.              may purchase insured municipal debt;

4.              may not invest more than 15% in securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange;

5.              may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed or represented by American Depositary Receipts listed on either exchange or converted into publicly traded common stock of U.S. companies;

6.              may buy or sell put and call options on foreign currencies;

7.              will purchase and write put and call options on stock index options only for hedging purposes and only if a secondary market exists on an exchange or over-the-counter and may invest in currency and interest rate options for non-hedging purposes;

8.              may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment;

9.              may invest in reverse repurchase agreements, and together with other permitted borrowings, may constitute up to 33 1/3% of the Portfolio’s total assets;

10.       may lend Portfolio securities in an amount up to 33 1/3% of its total asset to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities; and

11.  may purchase or sell securities on a when-issued (for the purposes of acquiring portfolio securities and not for the purpose of leverage) or a delayed delivery basis (generally 15 to 45 days after the commitment is made); and may make contracts to purchase securities for a fixed price at a future date beyond the customary settlement time “forward commitments.”

i.                                          The subsection entitled “Non-Fundamental Investment Policies — ING PIMCO High Yield Portfolio” is hereby deleted and replaced with the following:

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ING HIGH YIELD PORTFOLIO

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield (high risk) bonds commonly known as “junk bonds.”

j.                                         The line item with respect to the Portfolio in the table of the first paragraph of the subsection entitled “Advisers — Advisory Fees” of the Portfolio’s SAI is hereby deleted and replaced with the following:

ING IM	ING High Yield Portfolio(1)

0.49% on the first $1 billion of the Portfolio’s average daily net assets; 0.48% on the next $1 billion of the Portfolio’s average daily net assets and 0.47% of the Portfolio’s average daily net assets in excess of $2 billion.

k.                                      The following is added to Footnote No. 1 of the table of the first paragraph of the section entitled “Advisers — Advisory Fees”

Pursuant to a separate waiver agreement, the Adviser has agreed to lower the advisory fee for ING High Yield Portfolio so that the advisory fee payable to the Adviser will be waived in an amount equal to 50% of the savings to the Adviser resulting from the implementation of a sub-advisory fee reduction for the period from the close of business on February 4, 2014 through May 1, 2016. There is no guarantee that the waiver will continue after May 1, 2016. This agreement will renew if the Adviser elects to renew it. Notwithstanding the foregoing, termination or modification of this agreement requires approval by the Portfolio’s board.

l.                                          The following is added to the subsection “Approval of Sub-Advisory Agreements” of the Portfolio’s SAI:

For ING High Yield Portfolio, information regarding the basis for the Board’s approval of the investment sub-advisory relationship will be available in the Portfolio’s annual shareholder report dated December 31, 2013.

m.                                  The line item with respect to the Portfolio in the table of the subsection entitled “Sub-Advisers — Sub-Advisory Fees” of the Portfolio’s SAI is hereby deleted and replaced with the following:

ING IM	ING High Yield Portfolio

0.22% on the first $1 billion of the Portfolio’s average daily net assets; 0.216% on the next $1 billion of the Portfolio’s average daily net assets and 0.212% of the Portfolio’s average daily net assets in excess of $2 billion.

n.                                      The subsection entitled “Portfolio Managers — ING PIMCO High Yield Portfolio and ING PIMCO Total Return Bond Portfolio” of the Portfolio’s SAI is hereby amended to remove all references to “ING PIMCO High Yield Portfolio.”

o.                                      The subsection entitled “Portfolio Managers — ING Bond Portfolio, ING Global Resources Portfolio, ING Large Cap Growth Portfolio, ING Large Cap Value Portfolio, ING Limited Maturity Bond Portfolio, ING Liquid Assets Portfolio and ING U.S. Stock

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Index Portfolio” of the Portfolio’s SAI is hereby amended to add ING High Yield Portfolio and to add the following paragraphs:

ING High Yield Portfolio

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the Portfolio Managers as of September 30, 2013:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Rick Cumberledge	0	$0	0	$0	0	$0
Randall Parrish	1	$281,671,245	0	$0	2	$60,802,967
Matthew Toms	9	$8,730,229,791	32	$8,604,361,986	18	$7,993,384,726

Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio managers as of September 30, 2013, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Portfolio Shares Owned
Rick Cumberledge	None
Randall Parrish	None
Matthew Toms	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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